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                                  EXHIBIT 10.41

                FIRST AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT

     THIS FIRST AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT is entered into as of this 15th day of March, 2000, by and between American National Can Company, a Delaware corporation, and American National Can Group, Inc., a Delaware corporation (collectively the "Company"), and Curtis J. Clawson (the "Executive").

                                    RECITALS:

          A. The Company and the Executive are parties to an Amended and Restated Executive Employment Agreement (the "Agreement").

          B. The parties have agreed to update the Agreement to reflect changes in the base salary and the duties and responsibilities of the Executive.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt of which the parties hereby acknowledge, the parties agree as follows:

     1. AMENDMENT TO 1(J). 1(j) is amended by substituting the first sentence to read as follows:

"(j) "GOOD REASON" means (A) (i) prior to the date of a Change of Control, a material reduction in the Executive's status, duties or responsibilities as in effect on the date of this Agreement, or (ii) from and after the date of a Change of Control, a material reduction in the Executive's status, duties or responsibilities as in effect on the date of the Change of Control as reflected in the job description for the Executive on file in the Human Resources Office of the Company immediately before the Change of Control, or (B) a reduction in the Executive's annual target compensation opportunity, defined as the sum of (I) base salary; (II) targeted annual incentive award; and (III) subject to the next sentence, the targeted long-term incentive award under any Company Equity Plan, payable by either the Company or a successor company for a calendar year, or (C) the Executive is required to relocate outside of a fifty mile radius of his current office without his prior written consent following a Change of Control, or (D) the Company fails to pay Executive any amount otherwise vested and due under the Agreement, any prior agreement, or any plan or policy of the Company, which such failure is not cured within thirty (30) days following written notice of failure given to the Company, or (E) the Company fails to obtain an agreement to expressly assume the executive employment Agreement from any successor company to the Company, or (F) the Company is in material breach of the Agreement, which breach is not cured within thirty (30) days following written notice of breach given to the Company."



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     2. AMENDMENT TO 2(B). 2(b) is amended to read as follows:

"(b) DUTIES AND RESPONSIBILITIES. For so long as the Executive's employment with the Company continues, the Executive will devote his full business time, attention and best efforts to the affairs of the Company, will faithfully serve the Company, and in all respects conform to and comply with the lawful directions and instruct ions consistent with his position as Senior Vice President--Beverage Cans Americas of ANCC, and (i) prior to December 15, 1999, Executive Vice President -ANCG, and President-- Beverage Cans Americas of ANCG, and (ii) from and after December 15, 1999, President and Chief Operating Officer of ANCG, given to him by the Company's Chairman and Chief Executive Officer, any other executive or executives to whom he reports, or the Board."

     3. AMENDMENT TO 2(E). 2(e) is amended by substituting the first sentence to read as follows:

"(e) BASE SALARY. The Executive shall receive a salary of (i) prior to January
     1, 2000, $27,083.33 per month, $325,000 on an annual basis and (ii) from and after January 1, 2000, a salary of $39,583.33 per month, $475,000 on an annual basis."

IN WITNESS WHEREOF, the parties hereto have executed this Amendment this 15th day of March, 2000.

                                    AMERICAN NATIONAL CAN COMPANY

                                    By: /s/ Edward Lapekas
                                       ----------------------------------------
                                            Edward Lapekas
                                         Chairman and Chief Executive Officer


                                    AMERICAN NATIONAL CAN GROUP, INC.

                                    By: /s/ Edward Lapekas
                                       ----------------------------------------
                                            Edward Lapekas
                                         Chairman and Chief Executive Officer


                                    EXECUTIVE


                                    /s/ Curtis J. Clawson
                                       ----------------------------------------
                                         Curtis J. Clawson




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